EXHIBIT 21 .1
FIRST INDUSTRIAL REALTY TRUST, INC.
SUBSIDIARIES OF THE REGISTRANT

Name	State of Incorporation Formation
431 Railroad Avenue General Partner, LP	Delaware
431 Railroad Avenue Property Holding, LP	Delaware
431 Railroad Avenue Second, LLC	Delaware
431 Railroad Avenue, LLC	Delaware
78-81 Crossroads, LLC	Delaware
78-81 Jonestown, LLC	Delaware
78-81 Logistics Center, LLC	Delaware
9345 PGH, LLC	Delaware
FI Development Services Corporation	Maryland
FI Development Services, L.P.	Delaware
FI New Jersey Exchange LLC	Delaware
FIFP Conyers, LLC	Delaware
FIP MM Aurora, LLC	Delaware
First Florence I Urban Renewal, LLC	New Jersey
First Industrial Acquisitions II, LLC	Delaware
First Industrial Acquisitions, Inc.	Maryland
First Industrial Development Services Tampa, LLC	Delaware
First Industrial Finance Corporation	Maryland
First Industrial Financing Partnership, L.P.	Delaware
First Industrial Florida Finance Corporation	Maryland
First Industrial Harrisburg Corporation	Maryland
First Industrial Harrisburg L.P.	Delaware
First Industrial Indianapolis Corporation	Maryland
First Industrial Indianapolis, L.P.	Delaware
First Industrial Investment II, LLC	Delaware
First Industrial Investment Properties, Inc.	Maryland
First Industrial Management Services (Denver), LLC	Delaware
First Industrial Mortgage Corporation	Maryland
First Industrial Mortgage Partnership, L.P.	Delaware
First Industrial Pennsylvania Corporation	Maryland
First Industrial Pennsylvania, L.P.	Delaware
First Industrial Realty Trust, Inc.	Maryland
First Industrial Securities Corporation	Maryland
First Industrial Securities, L.P.	Delaware
First Industrial Texas LP	Delaware
First Industrial, L.P.	Delaware
First Park 94, LLC	Delaware
FP Fairburn, LLC	Delaware
FR 10586 Tamarind, LLC	Delaware
FR 10680 88 AVENUE, LLC	Delaware
FR 1351 NW 78, LLC	Delaware

FR 14750 Jurupa, LLC	Delaware
FR 17825 Indian Street, LLC	Delaware
FR 200 Cascade, LLC	Delaware
FR 21301 E. 33, LLC	Delaware
FR 24 Street East, LLC	Delaware
FR 2504 NW 19, LLC	Delaware
FR 2777 Loker, LLC	Delaware
FR 28545 Livingston, LLC	Delaware
FR 301 Bordentown-Hedding, LLC	Delaware
FR 30311 Emerald Valley Parkway, LLC	Delaware
FR 30333 Emerald Valley Parkway, LLC	Delaware
FR 4401 Shader Road, LLC	Delaware
FR 450 Gills Drive, LLC	Delaware
FR 4700 W. Ledbetter, LLC	Delaware
FR 550 Gills, LLC	Delaware
FR 6407 South 210, LLC	Delaware
FR 6635 E 30, LLC	Delaware
FR 750 Gateway, LLC	Delaware
FR 7900 Cochran Road, LLC	Delaware
FR 81 Paragon Drive, LLC	Delaware
FR 8751 Skinner, LLC	Delaware
FR ABC, LLC	Delaware
FR Aldrin Drive, LLC	Delaware
FR Aurora Commerce Center Phase I, LLC	Colorado
FR AZ/TX, LLC	Delaware
FR Bergen, LLC	Delaware
FR Boone, LLC	Delaware
FR Boulevard General Partner, LP	Delaware
FR Boulevard Property Holding, LP	Delaware
FR Boulevard Second, LLC	Delaware
FR Boulevard, LLC	Delaware
FR Bristol General Partner, LP	Delaware
FR Bristol Property Holding, LP	Delaware
FR Bristol Second, LLC	Delaware
FR Bristol, LLC	Delaware
FR Brokerage Services, Inc.	Maryland
FR Clifton General Partner, LP	Delaware
FR Clifton Property Holding, LP	Delaware
FR Clifton Second, LLC	Delaware
FR Clifton, LLC	Delaware
FR CO/Tex Cuna, LLC	Delaware
FR Collins Industrial, LLC	Delaware
FR Commerce Center, LLC	Delaware
FR Crossroads I, LLC	Delaware
FR Cumberland General Partner, LP	Delaware
FR Cumberland Property Holding, LP	Delaware

FR Cumberland Second, LLC	Delaware
FR Cumberland, LLC	Delaware
FR Dallas Houston, LLC	Delaware
FR Danieldale Road, LLC	Delaware
FR Dessau Road, LLC	Delaware
FR E1 General Partner, LP	Delaware
FR E1 Property Holding, LP	Delaware
FR E1 Second, LLC	Delaware
FR E1, LLC	Delaware
FR E2 General Partner, LP	Delaware
FR E2 Property Holding, LP	Delaware
FR E2 Second, LLC	Delaware
FR E2, LLC	Delaware
FR E3 General Partner, LP	Delaware
FR E3 Property Holding, LP	Delaware
FR E3 Second, LLC	Delaware
FR E3, LLC	Delaware
FR East Sam Houston Parkway, LLC	Delaware
FR East Sam Houston Parkway 2, LLC	Delaware
FR Engineer Street, LLC	Delaware
FR Executive, LLC	Delaware
FR Feehanville, LLC	Delaware
FR First Avenue General Partner, LP	Delaware
FR First Avenue Property Holding, LP	Delaware
FR First Avenue Second, LLC	Delaware
FR First Avenue, LLC	Delaware
FR First Fontana, LLC	Delaware
FR First Park Joliet, LLC	Delaware
FR Fossil Creek, LLC	Delaware
FR Frederick, LLC	Delaware
FR Gateway Commerce Center, LLC	Delaware
FR Georgia, LLC	Delaware
FR Gilroy LLC	Delaware
FR Goodyear Manager, LLC	Delaware
FR Goodyear, LLC	Delaware
FR Hagerstown, LLC	Delaware
FR Hunt Valley II LLC	Delaware
FR Hunt Valley LLC	Delaware
FR Investment Properties, LLC	Delaware
FR Jessup General Partner, LP	Delaware
FR Jessup Property Holding, LP	Delaware
FR Jessup Second, LLC	Delaware
FR Jessup, LLC	Delaware
FR JH 10 MM, LLC	Delaware
FR JH 10, LLC	Delaware
FR JH 12 MM, LLC	Delaware

FR JH 12, LLC	Delaware
FR Leo Lane General Partner, LP	Delaware
FR Leo Lane Property Holding, LP	Delaware
FR Leo Lane Second, LLC	Delaware
FR Leo Lane, LLC	Delaware
FR Lewisville Midway, LLC	Delaware
FR Loveton LLC	Delaware
FR Main Street, LLC	Delaware
FR Management, L.P.	Delaware
FR Manchester General Partner, LP	Delaware
FR Manchester Property Holding, LP	Delaware
FR Manchester Second, LLC	Delaware
FR Manchester, LLC	Delaware
FR Massachusetts 7, LLC	Delaware
FR McCormick Road II LLC	Delaware
FR McFadden General Partner, LP	Delaware
FR McFadden Property Holding, LP	Delaware
FR McFadden Second, LLC	Delaware
FR Menomonee Falls, LLC	Delaware
FR Museum Road General Partner, LP	Delaware
FR Museum Road Property Holding, LP	Delaware
FR Museum Road Second, LLC	Delaware
FR Museum Road, LLC	Delaware
FR Nandina Avenue, LLC	Delaware
FR National Life Harrisburg, LLC	Delaware
FR National Life, LLC	Delaware
FR Oceanside, LLC	Delaware
FR Old Post Road, LLC	Delaware
FR Orlando, LLC	Delaware
FR Park Plaza, LLC	Delaware
FR Peebles Drive, LLC	Delaware
FR Pennsauken Airport Central, LLC	Delaware
FR Pepper Road LLC	Delaware
FR PV 303 LLC	Delaware
FR PV 303 Phase 2, LLC	Delaware
FR PV 303 Phase 3, LLC	Delaware
FR Rancho Conejo, LLC	Delaware
FR Randolph Drive, LLC	Virginia
FR Red Lion General Partner, LP	Delaware
FR Red Lion Property Holding, LP	Delaware
FR Red Lion Second, LLC	Delaware
FR Relizon, LLC	Delaware
FR Sears Drive, LLC	Michigan
FR Shader Road, LLC	Delaware
FR Southgate Washington, LLC	Delaware
FR Summit, LLC	Virginia

FR Texas GP, LLC	Delaware
FR Texas LP, LLC	Delaware
FR The Ranch, LLC	Delaware
FR Washington Street, LLC	Delaware
FR Welsh Bindery, LLC	Delaware
FR Woodridge Land, LLC	Delaware
FR Woodridge LLC	Delaware
FR York General Partner, LP	Delaware
FR York Property Holding, LP	Delaware
FR York Second, LLC	Delaware
FR York, LLC	Delaware
Fraser Aurora, LLC	Delaware
FR-Kenosha, LLC	Delaware
FRV CO, LLC	Delaware
FRV IN, LLC	Delaware
HQ Lemont, LLC	Delaware
Lavergne Lemont, LLC	Delaware
Princeton Glendale, LLC	Delaware
Sigman Conyers, LLC	Delaware
TK-SV, Ltd.	Florida